UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report Pursuant
to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): December 12, 2012

AMERICAN POWER GROUP CORPORATION
(Exact name of Registrant as Specified in its Charter)

DELAWARE
(State or Other Jurisdiction of Incorporation)

1-13776	71-0724248
(Commission File Number)	(I.R.S. Employer Identification Number)

7 Kimball Lane, Building A
Lynnfield, MA 01940

(Address of Principal Executive Offices, including Zip Code)

(781) 224-2411
(Registrant's Telephone Number, including Area Code)

(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation to the registrant under any of the following provisions:

□	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

□	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

□	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

□	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01     Entry into a Material Definitive Agreement

On December 12, 2012, American Power Group, Inc. (“APG”), a wholly owned subsidiary of American Power Group Corporation, and Iowa State Bank (the “Bank”), entered into a Change of Terms Agreement, pursuant to which the maturity of APG's $2,250,000 working capital line of credit (the “Credit Facility”) was extended from April 25, 2013 to December 31, 2013.

In consideration of the extension, American Power Group paid a commitment fee of $33,750 to the Bank. Except as described above, no changes were made to the Credit Facility.

Item 9.01	Financial Statements and Exhibits

(d)    Exhibits

Exhibit No.    Description

10.1	Change in Terms Agreement, between American Power Group, Inc. and Iowa State Bank, dated as of December 12, 2012

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERICAN POWER GROUP CORPORATION

By: /s/ Charles E. Coppa
Charles E. Coppa
Chief Financial Officer

Date: December 17, 2012